--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               FUNDAMENTAL VALUE
                                   FUND INC.

--------------------------------------------------------------------------------

            CLASSIC SERIES  |  ANNUAL REPORT  |  SEPTEMBER 30, 2001




                                      [LOGO] Smith Barney
                                             Mutual Funds
                        Your Serious Money. Professionally Managed./SM/


       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

[PHOTO]
JOHN GOODE
PORTFOLIO MANAGER



[PHOTO]
PETER HABLE
PORTFOLIO MANAGER

         Classic Series
   [GRAPHIC]


 Annual Report . September 30, 2001

 SMITH BARNEY FUNDAMENTAL
 VALUE FUND INC.

      JOHN GOODE

      John Goode has more than 32 years of securities business experience and has managed the Fund since 1990. Education: BA in Economics, MBA from Stanford University.

      PETER J. HABLE*

      Peter Hable has more than 18 years of securities business experience. Mr. Hable holds a BS in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance.
------------
     * Peter Hable was named co-manager of the Fund on March 26, 2001.

      FUND OBJECTIVE

      The Fund seeks long-term capital growth. Current income is a secondary consideration. The Fund invests primarily in common stock and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the managers believe are undervalued in the marketplace. While the managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return.

      FUND FACTS

      FUND INCEPTION
      ------------------------------
      November 12, 1981

      MANAGEMENT INVESTMENT INDUSTRY EXPERIENCE
      ------------------------------
      33 Years (John Goode)
      18 Years (Peter Hable)

                                 CLASS A  CLASS B CLASS L
                       -----------------------------------
                       NASDAQ     SHFVX    SFVBX   SFVCX
                       -----------------------------------
                       INCEPTION 11/12/81 11/6/92 8/10/93
                       -----------------------------------

Average Annual Total Returns as of September 30, 2001 (unaudited)

                                   Without Sales Charges/(1)/
                                   Class A  Class B  Class L
                  --------------------------------------------
                  One-Year         (18.52)% (19.16)% (19.17)%
                  --------------------------------------------
                  Five-Year         12.34    11.47    11.46
                  --------------------------------------------
                  Ten-Year          13.94      N/A      N/A
                  --------------------------------------------
                  Since Inception+  13.41    13.09    11.92
                  --------------------------------------------

                                    With Sales Charges/(2)/
                                   Class A  Class B  Class L
                  --------------------------------------------
                  One-Year         (22.59)% (22.88)% (20.73)%
                  --------------------------------------------
                  Five-Year         11.19    11.34    11.25
                  --------------------------------------------
                  Ten-Year          13.36      N/A      N/A
                  --------------------------------------------
                  Since Inception+  13.13    13.09    11.79
                  --------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are November 12, 1981, November
  6, 1992 and August 10, 1993, respectively.


What's Inside
Your Investment in the Smith Barney Fundamental Value Fund Inc. .............1
Letter to Our Shareholders ...................................................2
Fund at a Glance .............................................................9
Historical Performance ......................................................10
Growth of $10,000 ...........................................................13
Schedule of Investments .....................................................14
Statement of Assets and Liabilities .........................................20
Statement of Operations .....................................................21
Statements of Changes in Net Assets .........................................22
Notes to Financial Statements ...............................................23
Financial Highlights ........................................................28
Tax Information..............................................................31
Independent Accountants' Report..............................................32

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/sm/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

          YOUR INVESTMENT IN THE SMITH BARNEY FUNDAMENTAL VALUE FUND

John Goode and Peter Hable seek to uncover unrecognized investment opportunities. They evaluate business fundamentals as well as industry forecasts to identify opportunities throughout the market.




[GRAPHIC]
A Focused Approach to Value Investing
John and Peter believe that the best long-term results can often be achieved by concentrating on a carefully selected group of securities.

[GRAPHIC]
A Disciplined Investment Approach
John and Peter search for leading businesses with sound fundamentals that are undervalued and, accordingly, have above-average potential for capital growth.

[GRAPHIC]
A Flexible Stock Selection Strategy
John and Peter's stock selection process considers both the business fundamentals of a prospective company as well as the outlook for its particular industry and overall economic trends. The Fund has the flexibility to invest across market capitalization and may increase its cash position if capital growth opportunities do not appear attractive.

[GRAPHIC]
Portfolio Manager-Driven Funds--The Classic Series
The Classic Series is a selection of Smith Barney Mutual Funds that invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives. The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines.

[GRAPHIC]
A Distinguished History of Managing Your Serious Money
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management.

When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.


1 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

Dear Shareholder,

Enclosed herein is the annual report for the Smith Barney Fundamental Value Fund Inc. ("Fund") for the year ended September 30, 2001. In this report, we have summarized what we believe to be the period's prevailing economic conditions and outlined the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Shareholder Notice
As you may know, many Citigroup Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed during the September 11th terrorist attack. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan and have been in full operation since the markets reopened. Purchases and redemptions placed after 4:00 p.m. ET on September 10th were executed on the day that the markets reopened, much like orders received over weekends. We can assure you that this event did not affect the management of your investments; as always, they have been well protected and managed under the watchful eye of our investment professionals.

Performance Update
For the year ended September 30, 2001, the Fund's Class A shares, without sales charges, returned negative 18.52%. In comparison, the Standard & Poor's 500 Index ("S&P 500")/1/ and the Russell 3000 Index/2/ returned negative 26.61% and negative 27.91%, respectively, for the same period. Past performance is not indicative of future results.

Investment Strategy
The Fund seeks long-term capital growth. Current income is a secondary consideration. The Fund invests primarily in common stock and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies that the managers believe are undervalued in the marketplace. While the managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return.

Principal Factors Behind Fund Performance
In early 2000, the stock market witnessed one of the great speculative bubbles ever seen as investors were caught up in the mania for "new economy" stocks and almost anything related to the internet. Many "intellectual property" companies came public, as markets seemed to have an insatiable demand for "new economy" companies. We contend that, as a result, capitalism ceased allocating funds, for a time, in an appropriate manner. With so many new companies being able to access the capital markets, another important phenomenon occurred. Being flush with funds raised through initial public offerings (IPOs), companies then began placing orders for electronic and communications devices and a broad array of products and services supplied by other companies. What happened was that the U.S. economy went on a spending binge and compressed several years of demand into the year 2000.

When the collective recognition took hold that the spending for technology, communications and other products was not sustainable and that many start-up companies had flawed business plans, demand began to dry up. Newly minted companies that initially were the source of incremental demand, now began failing. Boom was followed by bust and almost every sector of the U.S. economy was affected in one way or another. Although it was slow at first, unemployment began to increase and consumer confidence fell. By September of this year, economic activity was weakening and technology and communications were in their worst recession in 25 years.

--------
1The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index. 2Russell 3000 Index measures the performance of the 3,000 largest U.S.
 companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Please note that an investor cannot invest directly in an index.


2 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

The tragic events of September 11th further reduced business and consumer confidence and led to a sharp sell-off in stocks in the following weeks. Although the U.S. Federal Reserve Board ("Fed") reduced interest rates nine times since January (please note that the last rate reduction occurred after the period ended on October 2nd), there is usually a lag between implementation and the eventual effect on the economy. We believe the terrorist attacks will cause these lags to lengthen.

Until September 11th, the U.S. had relied almost completely on monetary policy to stimulate its economy. There had been a tax cut but it had been small and passed with much acrimony in Congress. Prior to September 11th, there were contentious debates over budget surpluses and how to prevent them from being dissipated. One of the things that changed almost immediately in the aftermath of the September 11th events, was a renewed interest in providing fiscal stimulus whether through tax cuts or through increased government spending. It is clear that fiscal policy will play a more active role in trying to support the U.S. economy in the period ahead. As with monetary policy, there is usually a substantial lag between the implementation of incremental spending or tax cuts and their eventual effect on the economy.

Investment Approach
The principal investment philosophy of the Fund is to buy leading franchises selling at depressed prices for reasons thought to be temporary. In March of this year we found many companies that we believed were undervalued but attractive over the long-term. In addition, in late August and after September 11th, the stock market once again reached levels that caused a number of companies' shares to reach prices that we believed were compelling. (For the first time in 18 months, we rebuilt the Fund's technology holdings to a slightly overweighted position, relative to the S&P 500). Where possible, we looked for mid-cap companies that, in our opinion, had much better growth prospects than larger capitalization companies. We believe many of the stock market leaders of the previous cycle are over-owned, overpriced, and so large that it will be difficult for them to achieve above average growth. We believe that our "value" approach to making new purchases will create opportunities over the next 3-5 years. In the wake of the September 11th attacks, our selections proved to be somewhat more volatile than the overall market.

Sector Weightings/3/
The following is the sector breakdown of your Fund at the end of September. Currently we are overweight the S&P 500, in the technology, energy, basic materials, telecommunications services, and consumer discretionary sectors.

                                    [CHART]

                          Davis Skaggs Sector Summaries
                       Fundamental Value Fund vs. S&P 500

                Sector Over/Under Weightings: September 28, 2001
                    Weightings RElative to S&P 500 Holdings

                                Matris    6.3%
                                Tech      5.4%
                                CnDisc    4.6%
                                Energy    2.6%
                                OthHd     2.5%
                                Telecom   0.3%
                                Health   -2.0%
                                Fin      -3.2%
                                Util     -3.6%
                                Indus    -5.5%
                                CnStp    -7.3%

--------
3Please note that all sector weightings are as of September 28, 2001 and are subject to change without notice and at any time.


3 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

We feel that the combination of monetary and fiscal stimulus is unprecedented in our economic history. As a result, we feel the U.S. economy will be on the mend by mid-2002 and that the stock market will begin to reflect this at least six months in advance. In other words, we believe very soon the stock market may begin to discount what we may be reading in the Wall Street Journal and other publications at mid-year 2002.

We believe most technology companies are not growth companies. Many of them do well for a market cycle but then Schumpeterian realities set in. That is the process of creative destruction described by the economist Joseph Schumpeter which means that new discoveries tend to obsolete products rather quickly and "staying on top" becomes difficult for most companies.

The chart below shows how we view the technology sector. There may be a long-term growth trend for "technology" as a whole because we do think there is a cumulative aspect to individual company advances. However, there is high volatility around the trend line because new companies develop and older ones mature or go into decline. Our approach is to purchase technology companies when expectations are low and then sell when euphoria reigns. In the last market cycle, we bought a large number of technology companies in 1996-1997, especially in the small and mid-cap segments, where we thought values were better than in the larger names. In the first quarter of 2000 we went on a technology free diet, selling aggressively as the market for technology and new economy shares reached a boiling point.

                                    [CHART]

                    Technology Trends (Volatility vs. Growth Rate)

Historically, buy and sell periods for technology shares have tended to be separated by a 3-5 year period of time. Until proven otherwise, we do not believe a buy-and-hold approach is possible with most technology stocks. If we are successful in buying near trough periods for technology and selling into enthusiasm for the group near a top, this traces out steeper trendline. This suggests that our approach may increase returns and lower risk (volatility) when compared to a buy-and-hold strategy.


4 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

Our overweight positions, relative to the S&P 500, generally reflect our view of what we believe will occur in the economy over the next 12 months. With record monetary and fiscal stimulus, we feel it is important to invest in sectors that are economically sensitive because we believe the economy will improve in 2002. Clearly, there are significant uncertainties in the short-run but that provides opportunities, in our opinion.

Portfolio Highlights
As indicated earlier, we have raised our Technology weighting, relative to the S&P 500, in recent months. During the period we purchased companies such as Motorola, Agere Systems, LSI Logic, Hewlett-Packard, Intel, Agilent Technologies, Symantec, Solectron, Kyocera, Taiwan Semiconductor, Unisys, and RealNetworks.

We continue to believe that the world has under-invested in the Energy sector over the last decade and that any resumption of world economic growth will rather quickly put pressure on oil and natural gas prices. We have been overweight the sector, relative to the S&P 500, but with the weakness in many energy shares in September, we added to positions. For example, we increased our holdings in BJ Services, Santa Fe International, Anadarko Petroleum, and Murphy Oil. In addition, serious questions are being raised about the Saudi government and its ability to maintain power. Our energy holdings also have a "national defense" aspect to them.

In Basic Materials, another sector whose companies are sensitive to the level of economic activity, we added to positions in Engelhard and RTI International Metal. Engelhard's catalysts operation should help it benefit from the introduction of fuel cells. We purchased RTI International Metal shares at less than 50% of book value. We think this company's shares have the potential to outperform small and large indexes by a wide margin over the next few years. Although about 40% of revenues come from its commercial aerospace business, which is likely to be negatively affected by reduced demand, a growing percentage of the company's business is coming from a variety of highly engineered products for energy markets.

In the Consumer Discretionary sector and the consumer area in general, we purchased or added to positions in McDonalds, Carnival Corp., AOL Time Warner, Walt Disney, Liberty Media, Gap Inc., News Corp, and Sony. Disney is typically considered a growth company. As a value manager, this would not seem to be the type of company that would fit our investment profile. However, our definition of "value" includes classic value type companies as well as those so-called growth companies that, from time to time, find their shares temporarily being priced as value stocks. On the day the Bass family sold 135 million shares of Disney, we were a major buyer in the $15-$16 1/2 range. Our purchase of Disney is the first time the Fund has ever owned its shares.

In Telecommunications Services & Equipment, purchases were made in Nokia, Vodafone, Nippon Telegraph and Telephone, Cable & Wireless, and Qwest Communications. These companies shares all had declined well over 50% and we felt they represented excellent long-term values.




5 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

Market and Fund Outlook
The chart below shows that we may be in a period of time with similarities to 1974, 1982, 1987, and 1990. If we look at the one-year rate of change for the S&P 500, this indicator has highlighted major lows in those earlier periods. These were ones of great uncertainty, even crisis. Consumer confidence declined sharply in the four earlier periods and unemployment rates were rising. However, stock prices had discounted most of the bad news, as reflected by the S&P 500 indicator. These earlier periods were ones where prudent accumulation of stocks made sense. We suspect the current period bears much in common with these earlier periods.

                                    [CHART]





6 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

The level of monetary and fiscal stimulus alluded to earlier is unprecedented. Interest rates have been lowered nine times and we now have the lowest interest rates in many years. (Again, please note that the most recent interest rate reduction occurred after the reporting period ended.) Fiscal stimulus, as indicated in the chart below, may be 2% or more of the Gross Domestic Product ("GDP")/4/ in the next year. This is the greatest amount of fiscal stimulus in the last 40 years. We believe it is likely that monetary and fiscal stimulus, in combination with low share prices, means that better days are ahead for the U.S. stock market.

                                    [CHART]



It is clear that the war against terrorism will be very important to the direction of economy and the stock market in the coming years. Diplomatic and military success against terrorism will be important factors affecting all aspects of our lives. The threats are real and probably will remain so for an indefinite period of time. It is our judgment that progress will be made against our foes in the next 6-9 months. Although life will not return to its status on September 10th, we suspect things may look a little less grim in the future.

Final Thoughts
Our discipline remains the same. We try to buy good companies when their prices are attractive rather than enthusing about a company or business and being willing to pay any price for them.

We have been through the 1974, 1982, 1987, and 1990 markets and some substantial corrections in between. We continue to believe in our investment philosophy in a period of considerable investment uncertainty.

--------
4GDP is a market value of goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.


7 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

Thank you for investing in the Smith Barney Fundamental Value Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon                                       /s/ Peter J. Hable
                      /s/ John G. Goode
Heath B. McLendon     John G. Goode                         Peter J. Hable
Chairman              Vice President and Investment Officer Vice President and Investment Officer

October 31, 2001

Please note, the information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund, or that the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 14 through 19 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of September 30, 2001 and is subject to change.



8 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

       Smith Barney Fundamental Value Fund Inc. at a Glance (unaudited)


 Top Ten Holdings*+

 1. WorldCom, Inc...................... 2.6%
 2. Nasdaq-100 Index Trading Stock..... 2.5
 3. Alcoa Inc.......................... 2.4
 4. Countrywide Credit Industries, Inc. 2.3
 5. Chevron Corp....................... 2.3
 6. McKesson HBOC, Inc................. 2.2
 7. MGIC Investment Corp............... 2.1
 8. Schering-Plough Corp............... 2.1
 9. American International Group, Inc.. 2.0
10. Johnson & Johnson.................. 1.9

                  Industry Diversification of Common Stocks*+

                                    [CHART]

      Chemicals 3.6%
      Electronic Components - Semiconductors 5.6%
      Financial Services 9.4%
      Healthcare 7.1%
      Insurance 4.4%
      Multimedia 3.7%
      Oil and Gas Services 10.1%
      Pharmaceuticals 7.8%
      Telecommunications Equipment 4.6%
      Telecommunication 8.5%
      Other 35.2%

                            Investment Breakdown*++

Repurchase Agreement 4.2%
Foreign Stock, Convertable Preferred Stock 4.3%
Common Stock 91.5%

*All information is as of September 30, 2001. Please note that the Fund's holdings are subject to change.
+As a percentage of total common stock.
++As a percentage of total investments.

9 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

 Historical Performance -- Class A Shares (unaudited)


                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain      Total
 Year Ended             of Year  of Year Dividends Distributions   Returns/(1)/
 -------------------------------------------------------------------------------
 9/30/01                $15.97   $11.99    $0.00       $1.19        (18.52)%
 -------------------------------------------------------------------------------
 9/30/00                 12.90    15.97     0.00        0.83         31.55
 -------------------------------------------------------------------------------
 9/30/99                 10.07    12.90     0.02        0.72         37.17
 -------------------------------------------------------------------------------
 9/30/98                 11.37    10.07     0.11        0.52         (6.04)
 -------------------------------------------------------------------------------
 9/30/97                  9.31    11.37     0.13        0.44         29.53
 -------------------------------------------------------------------------------
 9/30/96                  8.66     9.31     0.19        0.37         14.73
 -------------------------------------------------------------------------------
 9/30/95                  8.20     8.66     0.13        0.81         19.94
 -------------------------------------------------------------------------------
 9/30/94                  8.42     8.20     0.08        0.53          4.92
 -------------------------------------------------------------------------------
 9/30/93                  7.22     8.42     0.06        0.46         25.23
 -------------------------------------------------------------------------------
 9/30/92                  6.47     7.22     0.14        0.00         14.01
 -------------------------------------------------------------------------------
  Total                                    $0.86       $5.87
 -------------------------------------------------------------------------------

  Historical Performance -- Class B Shares (unaudited)
                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain      Total
 Year Ended             of Year  of Year Dividends Distributions   Returns/(1)/
 -------------------------------------------------------------------------------
 9/30/01                $15.63   $11.62    $0.00       $1.19        (19.16)%
 -------------------------------------------------------------------------------
 9/30/00                 12.73    15.63     0.00        0.83         30.59
 -------------------------------------------------------------------------------
 9/30/99                 10.01    12.73     0.00        0.72         36.00
 -------------------------------------------------------------------------------
 9/30/98                 11.31    10.01     0.03        0.52         (6.79)
 -------------------------------------------------------------------------------
 9/30/97                  9.26    11.31     0.06        0.44         28.62
 -------------------------------------------------------------------------------
 9/30/96                  8.62     9.26     0.13        0.37         13.82
 -------------------------------------------------------------------------------
 9/30/95                  8.16     8.62     0.08        0.81         19.19
 -------------------------------------------------------------------------------
 9/30/94                  8.37     8.16     0.02        0.53          4.21
 -------------------------------------------------------------------------------
 Inception* -- 9/30/93    7.31     8.37     0.05        0.46         22.82+
 -------------------------------------------------------------------------------
  Total                                    $0.37       $5.87
 -------------------------------------------------------------------------------



10 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

 Historical Performance -- Class L Shares (unaudited)



                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain      Total
Year Ended             of Year  of Year Dividends Distributions    Returns/(1)/
--------------------------------------------------------------------------------
9/30/01                $15.62   $11.61    $0.00       $1.19         (19.17)%
--------------------------------------------------------------------------------
9/30/00                 12.73    15.62     0.00        0.83          30.51
--------------------------------------------------------------------------------
9/30/99                 10.01    12.73     0.00        0.72          36.00
--------------------------------------------------------------------------------
9/30/98                 11.30    10.01     0.03        0.52          (6.70)
--------------------------------------------------------------------------------
9/30/97                  9.26    11.30     0.06        0.44          28.52
--------------------------------------------------------------------------------
9/30/96                  8.62     9.26     0.13        0.37          13.82
--------------------------------------------------------------------------------
9/30/95                  8.16     8.62     0.09        0.81          19.33
--------------------------------------------------------------------------------
9/30/94                  8.37     8.16     0.02        0.53           4.24
--------------------------------------------------------------------------------
Inception* -- 9/30/93    8.15     8.37     0.00        0.00           2.70+
--------------------------------------------------------------------------------
 Total                                    $0.33       $5.41
--------------------------------------------------------------------------------

 Historical Performance -- Class Y Shares (unaudited)
                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain      Total
Year Ended             of Year  of Year Dividends Distributions    Returns/(1)/
--------------------------------------------------------------------------------
9/30/01                $16.07   $12.11    $0.00       $1.19         (18.27)%
--------------------------------------------------------------------------------
9/30/00                 12.93    16.07     0.00        0.83          32.04
--------------------------------------------------------------------------------
9/30/99                 10.10    12.93     0.06        0.72          37.57
--------------------------------------------------------------------------------
9/30/98                 11.40    10.10     0.16        0.52          (6.78)
--------------------------------------------------------------------------------
9/30/97                  9.32    11.40     0.16        0.44          30.06
--------------------------------------------------------------------------------
Inception* -- 9/30/96    8.54     9.32     0.00        0.00           9.13+++
--------------------------------------------------------------------------------
 Total                                    $0.38       $3.70
--------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


11 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

 Average Annual Total Returns (unaudited)



                                         Without Sales Charges/(1)/
                                    ---------------------------------
                                    Class A  Class B  Class L  Class Y
         ---------------------------------------------------------------
         Year Ended 9/30/01         (18.52)% (19.16)% (19.17)% (18.27)%
         ---------------------------------------------------------------
         Five Years Ended 9/30/01    12.34    11.47    11.46    12.47
         ---------------------------------------------------------------
         Ten Years Ended 9/30/01     13.94      N/A      N/A      N/A
         ---------------------------------------------------------------
         Inception* through 9/30/01  13.41    13.09    11.92    12.65++
         ---------------------------------------------------------------

                                          With Sales Charges/(2)/
                                    -----------------------------------
                                    Class A  Class B  Class L  Class Y
         ---------------------------------------------------------------
         Year Ended 9/30/01         (22.59)% (22.88)% (20.73)% (18.27)%
         ---------------------------------------------------------------
         Five Years Ended 9/30/01    11.19    11.34    11.25    12.47
         ---------------------------------------------------------------
         Ten Years Ended 9/30/01     13.36      N/A      N/A      N/A
         ---------------------------------------------------------------
         Inception* through 9/30/01  13.13    13.09    11.79    12.65++
         ---------------------------------------------------------------

 Cumulative Total Returns (unaudited)

                                              Without Sales Charges/(1)/
        -----------------------------------------------------------------
        Class A (9/30/91 through 9/30/01)              268.80%
        -----------------------------------------------------------------
        Class B (Inception* through 9/30/01)           198.87
        -----------------------------------------------------------------
        Class L (Inception* through 9/30/01)           150.15
        -----------------------------------------------------------------
        Class Y (Inception* through 9/30/01)            96.44++
        -----------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 *Inception dates for Class A, B, L and Y shares are November 12, 1981,
  November 6, 1992, August 10, 1993 and October 13, 1995, respectively.
 +Total return is not annualized, as it may not be representative of the total return for the year.
 ++During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 31, 1996, which represents the date new share purchases were made into this class.



12 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

 Historical Performance (unaudited)

Growth of $10,000 Invested in Class A Shares of the
Smith Barney Fundamental Value Fund Inc. vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                       September 1991 -- September 2001

                                    [CHART]

                 SB Fundamental             Standard & Poor's
                 Value Fund Inc.            500 Index
Sep 1991          9,501                     10,000
Sep 1992         10,831                     11,104
Sep 1993         13,564                     12,545
Sep 1994         14,231                     13,006
Sep 1995         17,068                     16,870
Sep 1996         19,582                     20,296
Sep 1997         25,364                     28,502
Sep 1998         23,832                     31,092
Sep 1999         32,690                     39,733
Sep 2000         43,004                     45,006
Sep 2001         35,039                     33,032


+Hypothetical illustration of $10,000 invested in Class A shares on September
 30, 1991, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2001, compared to the Standard & Poor's 500 Index. The Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


13 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

 Schedule of Investments                                     September 30, 2001



       SHARES                     SECURITY                        VALUE
    -------------------------------------------------------------------------
    COMMON STOCK -- 91.5%
    Aerospace -- 1.7%
         550,000 Boeing Co.                                  $    18,425,000
         600,000 Honeywell International Inc.                     15,840,000
       1,150,000 Precision Castparts Corp.                        25,530,000
    ------------------------------------------------------------------------
                                                                  59,795,000
    ------------------------------------------------------------------------
    Auto & Truck Manufacturers -- 0.9%
         400,000 General Motors Corp.                             17,160,000
         255,000 PACCAR Inc.                                      12,512,850
    ------------------------------------------------------------------------
                                                                  29,672,850
    ------------------------------------------------------------------------
    Auto & Truck Parts -- 0.5%
          80,100 BorgWarner, Inc.                                  3,228,030
       1,290,000 Delphi Automotive Systems Corp.                  15,157,500
    ------------------------------------------------------------------------
                                                                  18,385,530
    ------------------------------------------------------------------------
    Broadcasting & Cable TV -- 0.7%
       2,000,000 Liberty Media Corp., Class A Shares*             25,400,000
    ------------------------------------------------------------------------
    Chemicals -- 3.3%
       1,294,129 Dow Chemical Co.                                 42,395,666
       2,174,100 Engelhard Corp.                                  50,221,710
         135,200 PT Inti Indorayon Utama Tbk, Sponsored ADR*           1,352
         675,000 Rohm & Haas Co.                                  22,113,000
    ------------------------------------------------------------------------
                                                                 114,731,728
    ------------------------------------------------------------------------
    Computer Services -- 0.5%
         400,000 DECS Trust IV                                     1,580,000
         100,000 Diebold, Inc.                                     3,810,000
       1,300,000 Unisys Corp.*                                    11,258,000
    ------------------------------------------------------------------------
                                                                  16,648,000
    ------------------------------------------------------------------------
    Computer Software -- 2.3%
       1,300,000 Adobe Systems Inc.                               31,174,000
         310,000 Micromuse, Inc.*                                  1,760,800
       4,180,000 RealNetworks, Inc.*                              20,314,800
         500,000 S1 Corp.*                                         4,230,000
         590,000 Symantec Corp.*                                  20,455,300
       1,250,000 Tarantella, Inc.*                                   462,500
    ------------------------------------------------------------------------
                                                                  78,397,400
    ------------------------------------------------------------------------
    Computers & Peripherals -- 2.8%
       2,300,000 Hewlett-Packard Co.                              37,030,000
         603,874 International Business Machines Corp.            55,737,570
         665,000 Lexar Media Inc.*                                   665,000
         450,000 Maxtor Corp.*                                     1,606,500
    ------------------------------------------------------------------------
                                                                  95,039,070
    ------------------------------------------------------------------------
    Electronic Components - Semiconductors -- 5.1%
      10,450,000 Agere Systems, Inc., Class A Shares*             43,158,500
         200,000 Analog Devices, Inc.*                             6,540,000
         200,000 Applied Materials, Inc.*                          5,688,000
       1,625,000 Intel Corp.                                      33,215,000
         800,000 Lattice Semiconductor Corp.*                     12,560,000
       2,650,000 LSI Logic Corp.*                                 31,137,500

                      See Notes to Financial Statements.


14 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                         September 30, 2001


   SHARES                             SECURITY                                VALUE
-----------------------------------------------------------------------------------------
Electronic Components - Semiconductors -- 5.1% (continued)
     500,000 Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR* $     4,745,000
   1,600,986 Texas Instruments Inc.                                           39,992,630
----------------------------------------------------------------------------------------
                                                                             177,036,630
----------------------------------------------------------------------------------------
Electronic Equipment & Instruments -- 1.7%
   1,600,000 Agilent Technologies, Inc.*                                      31,280,000
     105,368 Samsung Electronics Co., Ltd. GDR+                                6,206,175
   1,800,000 Solectron Corp.*                                                 20,970,000
      10,000 Sony Corp., Sponsored ADR                                           332,000
----------------------------------------------------------------------------------------
                                                                              58,788,175
----------------------------------------------------------------------------------------
Energy -- 0.0%
      49,000 Scottish Power PLC ADR                                            1,161,300
----------------------------------------------------------------------------------------
Financial Services -- 8.6%
     547,500 Ambac Financial Group, Inc.                                      29,953,725
   1,700,100 American Express Co.                                             49,404,906
     750,000 Bank One Corp.                                                   23,602,500
   1,684,500 Countrywide Credit Industries, Inc.                              74,000,085
     346,100 Equifax Inc.                                                      7,579,590
   1,250,000 First American Corp.                                             25,312,500
     727,898 J.P. Morgan Chase & Co.                                          24,857,717
     772,700 MBIA, Inc.                                                       38,635,000
     604,077 Merrill Lynch & Co., Inc.                                        24,525,526
----------------------------------------------------------------------------------------
                                                                             297,871,549
----------------------------------------------------------------------------------------
Food & Beverages -- 3.0%
   1,658,200 Coca-Cola Enterprises, Inc.                                      25,436,788
   1,750,000 McDonald's Corp.                                                 47,495,000
     602,212 PepsiCo, Inc.                                                    29,207,282
----------------------------------------------------------------------------------------
                                                                             102,139,070
----------------------------------------------------------------------------------------
Healthcare -- 6.5%
     263,143 Abbott Laboratories                                              13,643,965
   1,000,000 Health Management Associates, Inc.*                              20,760,000
   1,700,000 Health Net Inc.*                                                 32,674,000
   1,106,262 Johnson & Johnson                                                61,286,915
   1,800,000 McKesson HBOC, Inc.                                              68,022,000
     400,000 UnitedHealth Group Inc.                                          26,600,000
----------------------------------------------------------------------------------------
                                                                             222,986,880
----------------------------------------------------------------------------------------
Home Building & Construction Services -- 0.5%
   1,000,000 Clayton Homes, Inc.                                              12,200,000
     300,000 Fleetwood Enterprises, Inc.                                       3,354,000
----------------------------------------------------------------------------------------
                                                                              15,554,000
----------------------------------------------------------------------------------------
Hotels & Motels -- 0.8%
   1,000,000 Cendant Corp.*                                                   12,800,000
     210,000 Marriott International, Inc.                                      7,014,000
     288,000 Starwood Hotels & Resorts Worldwide, Inc.                         6,336,000
----------------------------------------------------------------------------------------
                                                                              26,150,000
----------------------------------------------------------------------------------------
Housewares -- 0.4%
     580,000 Newell Rubbermaid, Inc.                                          13,171,800
----------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


15 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                        September 30 , 2001


        SHARES                    SECURITY                       VALUE
     -----------------------------------------------------------------------
     Index -- 2.2%
        2,675,000 Nasdaq-100 Index Tracking Stock*          $    77,521,500
     ----------------------------------------------------------------------
     Insurance -- 4.0%
          317,600 Allstate Corp.                                 11,862,360
          800,000 American International Group, Inc.             62,400,000
        1,000,000 MGIC Investment Corp.                          65,340,000
     ----------------------------------------------------------------------
                                                                139,602,360
     ----------------------------------------------------------------------
     Iron & Steel -- 0.4%
        1,000,000 USX-U.S. Steel Group                           13,980,000
     ----------------------------------------------------------------------
     Machinery -- 1.1%
          433,180 Caterpillar Inc.                               19,406,464
          496,000 Deere & Co.                                    18,654,560
     ----------------------------------------------------------------------
                                                                 38,061,024
     ----------------------------------------------------------------------
     Metals -- 3.3%
        2,443,519 Alcoa Inc.                                     75,773,524
          242,000 Allegheny Technologies Inc.                     3,225,860
        1,665,400 Brush Engineered Materials Inc.                22,899,250
        1,337,700 RTI International Metals, Inc.*                11,169,795
     ----------------------------------------------------------------------
                                                                113,068,429
     ----------------------------------------------------------------------
     Multimedia -- 3.4%
        1,500,000 AOL Time Warner Inc.*                          49,650,000
          925,000 News Corp. Ltd., Sponsored ADR                 22,292,500
        2,450,000 The Walt Disney Co.                            45,619,000
     ----------------------------------------------------------------------
                                                                117,561,500
     ----------------------------------------------------------------------
     Oil & Gas Production -- 1.9%
          855,000 Anadarko Petroleum Corp.                       41,108,400
          256,460 Murphy Oil Corp.                               18,557,446
          304,300 Ocean Energy, Inc.                              4,960,090
     ----------------------------------------------------------------------
                                                                 64,625,936
     ----------------------------------------------------------------------
     Oil & Gas Services -- 9.3%
          618,700 Baker Hughes Inc.                              17,911,365
        2,750,000 BJ Services Co.*                               48,922,500
          840,000 Chevron Corp.                                  71,190,000
        1,248,000 Conoco Inc.                                    31,624,320
          700,000 Royal Dutch Petroleum Co., NY Shares           35,175,000
        2,000,000 Santa Fe International Corp.                   42,500,000
          500,000 Transocean Sedco Forex Inc.                    13,200,000
        1,500,000 USX-Marathon Group                             40,125,000
        1,600,000 Varco International, Inc.*                     19,328,000
     ----------------------------------------------------------------------
                                                                319,976,185
     ----------------------------------------------------------------------
     Paper Products -- 0.9%
          352,520 International Paper Co.                        12,267,696
          411,900 Weyerhaeuser Co.                               20,063,649
     ----------------------------------------------------------------------
                                                                 32,331,345
     ----------------------------------------------------------------------
     Pharmaceuticals -- 7.1%
               10 Alliance Pharmaceutical Corp.*                          9
          700,000 AmeriSource Health Corp., Class A Shares*      49,665,000
        1,072,800 AP Pharma, Inc.*                                1,823,760

                      See Notes to Financial Statements.


16 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to
                                              Shareholders

 Schedule of Investments (continued)                         September 30, 2001


    SHARES                        SECURITY                           VALUE
 -------------------------------------------------------------------------------
 Pharmaceuticals -- 7.1% (continued)
    2,311,124 Aphton Corp.*                                     $    22,718,349
      225,000 Bristol-Myers Squibb Co.                               12,501,000
      147,500 Columbia Laboratories, Inc.*                              662,275
      859,990 Enzo Biochem, Inc.*                                    14,585,430
      367,500 Galen Holdings PLC ADR                                 14,038,500
      400,000 ICN Pharmaceuticals, Inc.                              10,540,000
      500,000 Merck & Co., Inc.                                      33,300,000
      164,700 NexMed, Inc.*(a)                                          406,809
      544,134 NexMed, Inc.*+                                          1,008,008
      230,000 Novartis AG ADR                                         8,951,600
      275,000 Pharmacia Corp.                                        11,154,000
    1,750,000 Schering-Plough Corp.                                  64,925,000
 ------------------------------------------------------------------------------
                                                                    246,279,740
 ------------------------------------------------------------------------------
 Real Estate -- 0.6%
      749,700 The St. Joe Co.                                        19,379,745
 ------------------------------------------------------------------------------
 Recreational Activities & Products -- 2.3%
    1,644,598 Callaway Golf Co.                                      21,050,854
    2,225,000 Carnival Corp.                                         48,994,500
      825,000 Royal Caribbean Cruises Ltd.                            8,852,250
 ------------------------------------------------------------------------------
                                                                     78,897,604
 ------------------------------------------------------------------------------
 Retail -- 0.9%
      200,000 Costco Wholesale Corp.*                                 7,112,000
      250,000 Federated Department Stores, Inc.*                      7,050,000
    1,425,000 The Gap, Inc.                                          17,028,750
 ------------------------------------------------------------------------------
                                                                     31,190,750
 ------------------------------------------------------------------------------
 Telecommunication -- 7.8%
    1,075,000 AT&T Corp.                                             20,747,500
    1,200,000 Cox Communications, Inc.*                              50,100,000
      600,000 Mobile Telesystems, Sponsored ADR*                     14,724,000
    1,562,000 Nippon Telegraph & Telephone Corp., Sponsored ADR      36,160,300
      398,600 PT Indosat (Persero) Tbk ADR                            3,300,408
    1,500,000 Qwest Communications International, Inc.               25,050,000
    1,500,000 Vodafone Group PLC, Sponsored ADR                      32,940,000
    5,500,000 WorldCom, Inc.*                                        82,720,000
    4,000,000 XO Communications, Inc., Class A Shares*                1,640,000
 ------------------------------------------------------------------------------
                                                                    267,382,208
 ------------------------------------------------------------------------------
 Telecommunication Equipment -- 4.2%
    3,500,000 Corning Inc.                                           30,870,000
    1,763,112 Enterasys Networks, Inc.*                              11,372,073
    2,626,000 Lucent Technologies, Inc.                              15,046,980
    3,200,000 Motorola, Inc.                                         49,920,000
    2,505,000 Nokia Corp., Sponsored ADR                             39,203,250
 ------------------------------------------------------------------------------
                                                                    146,412,303
 ------------------------------------------------------------------------------
 Toys -- 1.9%
    2,530,000 Hasbro, Inc.                                           35,420,000
    2,000,000 Mattel, Inc.*                                          31,320,000
 ------------------------------------------------------------------------------
                                                                     66,740,000
 ------------------------------------------------------------------------------

                      See Notes to Financial Statements.


17 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to
                                              Shareholders

 Schedule of Investments (continued)                         September 30, 2001


   SHARES                            SECURITY                              VALUE
--------------------------------------------------------------------------------------
Waste Management Services -- 0.9%
   1,100,000 Waste Management, Inc.                                   $    29,414,000
-------------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $2,895,243,820)                                   3,155,353,611
-------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
FOREIGN STOCK -- 4.0%
Canada -- 0.0%
      26,000 Abacan Resource Corp.*                                                26
-------------------------------------------------------------------------------------
Hong Kong -- 0.3%
   1,660,000 Hutchison Whampoa Ltd.                                        12,291,199
-------------------------------------------------------------------------------------
Japan -- 1.7%
   3,000,000 Hitachi, Ltd.                                                 19,969,776
     150,000 Kyocera Corp.                                                  9,796,019
     800,000 NEC Corp.                                                      6,534,037
     600,000 Sony Corp.                                                    22,110,295
-------------------------------------------------------------------------------------
                                                                           58,410,127
-------------------------------------------------------------------------------------
United Kingdom -- 2.0%
   7,500,000 Cable & Wireless PLC                                          30,891,255
   6,220,000 Scottish Power PLC                                            37,388,872
-------------------------------------------------------------------------------------
                                                                           68,280,127
-------------------------------------------------------------------------------------
             TOTAL FOREIGN STOCK
             (Cost -- $168,164,719)                                       138,981,479
-------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

    FACE
   AMOUNT                            SECURITY                              VALUE
--------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 0.0%
Chemicals & Plastics -- 0.0%
$     25,000 Key Plastics Inc., 10.250% due 3/15/07 (Cost -- $12,889)               3
-------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

   SHARES                            SECURITY                              VALUE
--------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.3%
     450,000 Fleetwood Capital Trust, 6.000%                               10,406,250
      54,818 Webforia Inc.*(a)                                                 99,769
-------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
             TOTAL CONVERTIBLE PREFERRED STOCK
             (Cost -- $9,865,075)                                          10,506,019
-------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

  WARRANTS                           SECURITY                              VALUE
--------------------------------------------------------------------------------------
WARRANTS -- 0.0%
     272,067 NexMed, Inc., Expire 2/3/02*+                                          0
     156,250 Tarantella, Inc., Expire 9/15/02*+                                     0
      10,719 Webforia Inc., Expire 7/14/05*+                                        0
-------------------------------------------------------------------------------------
             TOTAL WARRANTS
             (Cost -- $0)                                                           0
-------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


18 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to
                                              Shareholders

 Schedule of Investments (continued)                         September 30, 2001


    FACE
   AMOUNT                                                SECURITY                                                 VALUE
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.2%
$145,570,000 Morgan Stanley Dean Witter & Co., 3.100% due 10/1/01; Proceeds at maturity -- $145,607,606;
               (Fully collateralized by U.S. Treasury Notes & Bonds, 3.875% to 8.500% due 6/30/03 to 2/15/20;
               Market value -- $148,896,109) (Cost -- $145,570,000)                                           $  145,570,000
----------------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $3,218,856,503**)                                                                       $3,450,411,112
----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

 *Non-income producing security.
 +This security is exempt from registration under Rule 144A of the Securities
  Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(a)Fair valued pursuant to procedures adopted by the Board of Directors. **Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


19 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to
                                              Shareholders

 Statement of Assets and Liabilities                         September 30, 2001


ASSETS:
   Investments, at value (Cost -- $3,218,856,503)                                            $3,450,411,112
   Cash                                                                                               1,194
   Receivable for securities sold                                                                20,985,816
   Receivable for Fund shares sold                                                               18,243,604
   Dividends and interest receivable                                                              2,612,803
-----------------------------------------------------------------------------------------------------------
   Total Assets                                                                               3,492,254,529
-----------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                                              44,391,102
   Payable for Fund shares purchased                                                              2,114,296
   Investment advisory fee payable                                                                1,477,856
   Distribution fees payable                                                                        623,494
   Administration fee payable                                                                       514,644
   Accrued expenses                                                                               1,113,619
-----------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                             50,235,011
-----------------------------------------------------------------------------------------------------------
Total Net Assets                                                                             $3,442,019,518
-----------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                                               $      292,571
   Capital paid in excess of par value                                                        3,240,584,845
   Accumulated net investment loss                                                               (1,252,023)
   Accumulated net realized loss from security transactions, options and foreign currencies     (29,152,834)
   Net unrealized appreciation of investments, options and foreign currencies                   231,546,959
-----------------------------------------------------------------------------------------------------------
Total Net Assets                                                                             $3,442,019,518
-----------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                                      108,933,139
-----------------------------------------------------------------------------------------------------------
   Class B                                                                                      116,559,204
-----------------------------------------------------------------------------------------------------------
   Class L                                                                                       61,487,451
-----------------------------------------------------------------------------------------------------------
   Class Y                                                                                        5,591,038
-----------------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                                    $11.99
-----------------------------------------------------------------------------------------------------------
   Class B *                                                                                         $11.62
-----------------------------------------------------------------------------------------------------------
   Class L **                                                                                        $11.61
-----------------------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                                    $12.11
-----------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)                                 $12.62
-----------------------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                                 $11.73
-----------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

  *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2). **Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


20 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

 Statement of Operations                  For the Year Ended September 30, 2001


 INVESTMENT INCOME:
    Dividends                                                    $  37,055,373
    Interest                                                        13,354,746
    Less: Foreign withholding tax                                     (706,076)
 ---------------------------------------------------------------------------
    Total Investment Income                                         49,704,043
 ---------------------------------------------------------------------------
 EXPENSES:
    Distribution fees (Note 3)                                      23,240,029
    Investment advisory fee (Note 3)                                17,289,482
    Administration fee (Note 3)                                      6,030,513
    Shareholder and system servicing fees                            3,381,081
    Registration fees                                                  200,000
    Audit and legal                                                    131,000
    Shareholder communications                                         125,000
    Custody                                                            124,999
    Directors' fees                                                     50,000
    Other                                                               60,000
 ---------------------------------------------------------------------------
    Total Expenses                                                  50,632,104
 ---------------------------------------------------------------------------
 Net Investment Loss                                                  (928,061)
 ---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
 OPTIONS AND FOREIGN CURRENCIES (NOTES 4 AND 5):
    Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)      (24,050,942)
      Options written                                               19,824,373
      Options purchased                                             23,155,364
      Foreign currency transactions                                   (907,102)
 ---------------------------------------------------------------------------
    Net Realized Gain                                               18,021,693
 ---------------------------------------------------------------------------
    Increase in Net Unrealized Depreciation (Note 7)              (784,131,816)
 ---------------------------------------------------------------------------
 Net Loss on Investments, Options and Foreign Currencies          (766,110,123)
 ---------------------------------------------------------------------------
 Decrease in Net Assets From Operations                          $(767,038,184)
 ---------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                      See Notes to Financial Statements.


21 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

 Statements of Changes in Net Assets          For the Years Ended September 30,



                                                                                 2001            2000
------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                                      $     (928,061) $   (3,179,119)
   Net realized gain                                                            18,021,693     220,369,082
   (Increase) decrease in net unrealized depreciation                         (784,131,816)    329,782,399
----------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                          (767,038,184)    546,972,362
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                                         (221,891,799)   (114,538,419)
----------------------------------------------------------------------------------------------------------
   Decrease in Net Assets from Distributions to Shareholders                  (221,891,799)   (114,538,419)
----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                                          2,184,535,474   1,099,089,684
   Net asset value of shares issued in connection with the transfer of the
     Citi Select 500 Growth Plus Fund's net assets (Note 7)                     36,485,524              --
   Net asset value of shares issued in connection with the transfer of the
     Smith Barney Natural Resources Fund's net assets (Note 7)                  34,382,945              --
   Net asset value of shares issued in connection with the transfer of the
     Smith Barney Contrarian Fund's net assets (Note 7)                                 --     151,841,256
   Net asset value of shares issued for reinvestment of dividends              205,378,490     104,227,494
   Cost of shares reacquired                                                  (784,348,227)   (763,154,688)
----------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                       1,676,434,206     592,003,746
----------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                         687,504,223   1,024,437,689

NET ASSETS:
   Beginning of year                                                         2,754,515,295   1,730,077,606
----------------------------------------------------------------------------------------------------------
   End of year*                                                             $3,442,019,518  $2,754,515,295
----------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                                      --      $1,233,955
----------------------------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                                 $(1,252,023)             --
------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


22 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

 Notes to Financial Statements



1. Significant Accounting Policies

Smith Barney Fundamental Value Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and ask price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on the accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method; (f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $1,016,486 and accumulated net realized loss of $14,292,253 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward foreign currency contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Repurchase Agreements

The Fund purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

3. Investment Advisory Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser of the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.55% on the first $1.5 billion of average daily net assets; 0.50% on the next $0.5 billion; 0.49% on the next
$0.5 billion; 0.46% on the next $1.0 billion and 0.38% on the average daily net assets in excess of $3.5 billion. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which it receives a fee calculated at an annual rate of 0.20% on the first $2.0 billion of average daily net assets; 0.16% on the next $0.5 billion; 0.14% on the next $1.0 billion and 0.12%


23 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders on the average daily net assets in excess of $3.5 billion. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended September 30, 2001, the Fund paid transfer agent fees of $3,046,474 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as a member of the selling group. For the year ended September 30, 2001, SSB received brokerage commissions of $347,047 on portfolio transactions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2001, SSB received sales charges of approximately $12,621,000 and $4,182,000 on sales of the Fund's Class A and L shares, respectively.

In addition, for the year ended September 30, 2001, CDSCs paid to SSB were approximately:

                              Class A  Class B   Class L
----------------------------------------------------------
CDSCs                         $17,000 $1,202,000 $232,000
---------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended September 30, 2001, total Distribution Plan fees incurred were:

                        Class A     Class B    Class L
---------------------------------------------------------
Distribution Plan Fees $3,306,903 $14,394,573 $5,538,553
--------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

4. Investments

During the year ended September 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-------------------------------------------------------
Purchases                               $2,817,854,830
------------------------------------------------------
Sales                                    1,321,431,392
-------------------------------------------------------

At September 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

-------------------------------------------------------
Gross unrealized appreciation           $ 633,557,568
Gross unrealized depreciation            (402,002,959)
------------------------------------------------------
Net unrealized appreciation             $ 231,554,609
-------------------------------------------------------

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.


24 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

At September 30, 2001, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following covered call option transactions occurred during the year ended September 30, 2001:

                                                      Number of
                                                      Contracts   Premiums
   ---------------------------------------------------------------------------
   Options written, outstanding at September 30, 2000   17,000  $  8,403,071
   Options written                                     166,169    42,007,844
   Options cancelled in closing purchase transactions (152,169)  (38,022,151)
   Options expired                                     (31,000)  (12,388,764)
   --------------------------------------------------------------------------
   Options written, outstanding at September 30, 2001       --  $          0
   --------------------------------------------------------------------------

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

Interest income earned by the Fund from securities loaned for the year ended September 30, 2001 was $53,301.

At September 30, 2001, the Fund did not have any securities on loan.


25 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

7. Transfers of Net Assets

On June 8, 2000, the Fund acquired the assets and certain liabilities of the Smith Barney Contrarian Fund, pursuant to a plan of reorganization approved by Smith Barney Contrarian Fund shareholders on January 7, 2000. Total shares issued by the Fund and the total net assets of the Smith Barney Contrarian Fund and the Fund on the date of transfer were as follows:

                             Shares Issued   Total Net Assets of the    Total Net Assets
Acquired Fund                 by the Fund  Smith Barney Contrarian Fund   of the Fund
-----------------------------------------------------------------------------------------
Smith Barney Contrarian Fund   9,766,399           $151,841,256          $2,351,193,626
----------------------------------------------------------------------------------------

The total net assets of the Smith Barney Contrarian Fund before acquisition include unrealized appreciation of $21,854,826. Total net assets of the Fund immediately after the transfer were $2,503,034,882. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

On October 13, 2000, the Fund acquired the assets and certain liabilities of the Citi Select 500 Growth Plus Fund ("Citi 500 Growth Plus Fund") pursuant to a plan of reorganization approved by Citi 500 Growth Plus Fund shareholders on October 2, 2000. Total shares issued by the Fund and the total net assets of the Citi 500 Growth Plus Fund and the Fund on the date of transfer were as follows:

                          Shares Issued  Total Net Assets of the  Total Net Assets
Acquired Fund              by the Fund  Citi 500 Growth Plus Fund   of the Fund
-----------------------------------------------------------------------------------
Citi 500 Growth Plus Fund   2,359,302          $36,485,524         $2,676,328,241
----------------------------------------------------------------------------------

The total net assets of the Citi 500 Growth Plus Fund before acquisition included unrealized depreciation of $2,099,952. Total net assets of the Fund immediately after the transfer were $2,712,813,765. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

On December 8, 2000, the Fund acquired the assets and certain liabilities of the Smith Barney Natural Resources Fund ("Natural Resources Fund") pursuant to a plan of reorganization approved by Natural Resources Fund shareholders on December 5, 2000. Total shares issued by the Fund and the total net assets of the Natural Resources Fund and the Fund on the date of transfer were as follows:

                        Shares Issued Total Net Assets of the Total Net Assets
 Acquired Fund           by the Fund  Natural Resources Fund    of the Fund
 ------------------------------------------------------------------------------
 Natural Resources Fund   2,424,012         $34,382,945        $2,850,203,358
 -----------------------------------------------------------------------------

The total net assets of the Natural Resources Fund before acquisition included unrealized appreciation of $5,208,080 and accumulated net realized loss of $18,194,253. Total net assets of the Fund immediately after the transfer were $2,884,586,303. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8. Capital Loss Carryforward

At September 30, 2001, the Fund had, for Federal income tax purposes, a total of approximately $10,995,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                              2005      2006      2007     2008
------------------------------------------------------------------
Capital Loss Carryforwards $7,303,000 $883,000 $2,768,000 $41,000
-----------------------------------------------------------------


26 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

9. Capital Shares

At September 30, 2001, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At September 30, 2001, total paid-in capital amounted to the following for each class:

                           Class A        Class B       Class L      Class Y
  -----------------------------------------------------------------------------
  Total Paid-in Capital $1,220,429,149 $1,133,324,155 $844,200,946 $42,923,166
  ----------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                  Year Ended September 30, 2001 Year Ended September 30, 2000
                                                  ----------------------------  ----------------------------
                                                     Shares          Amount        Shares          Amount
--------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                        54,051,460    $ 790,475,694   42,106,226    $ 638,927,557
Net asset value of shares issued
 in connection with the transfer of the
 Citi Select 500 Growth Plus Fund's net assets      2,342,231       36,227,292           --               --
Net asset value of shares issued
 in connection with the transfer of the
 Smith Barney Natural Resources Fund's net assets   1,182,649       16,992,651           --               --
Net asset value of shares issued
 in connection with the transfer of the
 Smith Barney Contrarian Fund's net assets                 --               --    2,767,132       43,610,586
Shares issued on reinvestment                       5,961,446       83,453,845    3,298,058       43,864,179
Shares reacquired                                 (22,536,080)    (332,782,048) (33,001,652)    (497,474,094)
-------------------------------------------------------------------------------------------------------------
Net Increase                                       41,001,706    $ 594,367,434   15,169,764    $ 228,928,228
-------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                        48,279,953    $ 676,319,335   19,571,795    $ 289,308,774
Net asset value of shares issued
 in connection with the transfer of the
 Citi Select 500 Growth Plus Fund's net assets         17,071          258,232           --               --
Net asset value of shares issued
 in connection with the transfer of the
 Smith Barney Natural Resources Fund's net assets   1,063,355       14,897,572           --               --
Net asset value of shares issued
 in connection with the transfer of the
 Smith Barney Contrarian Fund's net assets                 --               --    6,300,586       97,435,893
Shares issued on reinvestment                       7,124,638       97,276,015    4,174,899       54,691,182
Shares reacquired                                 (24,544,012)    (344,145,546) (14,854,599)    (215,392,261)
-------------------------------------------------------------------------------------------------------------
Net Increase                                       31,941,005    $ 444,605,608   15,192,681    $ 226,043,588
-------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                        48,119,727    $ 678,265,882   11,358,340    $ 169,939,868
Net asset value of shares issued
 in connection with the transfer of the
 Smith Barney Natural Resources Fund's net assets     178,008        2,492,722           --               --
Net asset value of shares issued
 in connection with the transfer of the
 Smith Barney Contrarian Fund's net assets                 --               --      698,681       10,794,777
Shares issued on reinvestment                       1,692,489       23,101,514      433,317        5,672,133
Shares reacquired                                  (5,511,932)     (75,525,342)  (2,112,161)     (30,532,533)
-------------------------------------------------------------------------------------------------------------
Net Increase                                       44,478,292    $ 628,334,776   10,378,177    $ 155,874,245
-------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                                         2,646,908    $  39,474,563       69,534    $     913,485
Shares issued on reinvestment                         109,647        1,547,116           --               --
Shares reacquired                                  (2,188,925)     (31,895,291)  (1,307,013)     (19,755,800)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                               567,630    $   9,126,388   (1,237,479)   $ (18,842,315)
-------------------------------------------------------------------------------------------------------------


27 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

 Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class A Shares                            2001/(1)/    2000/(1)/  1999/(1)/ 1998/(1)/      1997
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $15.97       $12.90    $10.07    $11.37     $ 9.31
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                         0.06         0.04      0.04      0.09       0.11
 Net realized and unrealized gain (loss)      (2.85)        3.86      3.53     (0.76)      2.52
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (2.79)        3.90      3.57     (0.67)      2.63
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           --           --     (0.02)    (0.11)     (0.13)
 Net realized gains                           (1.19)       (0.83)    (0.72)    (0.52)     (0.44)
------------------------------------------------------------------------------------------------
Total Distributions                           (1.19)       (0.83)    (0.74)    (0.63)     (0.57)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $11.99       $15.97    $12.90    $10.07     $11.37
------------------------------------------------------------------------------------------------
Total Return                                 (18.52)%      31.55%    37.17%    (6.04)%    29.53%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $1,306,304   $1,085,196  $680,603  $520,627   $606,054
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      1.02%        1.06%     1.17%     1.15%      1.14%
 Net investment income                         0.44         0.29      0.35      0.81       1.14
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          42%          38%       43%       41%        46%
------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.


28 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class B Shares                            2001/(1)/    2000/(1)/  1999/(1)/ 1998/(1)/      1997
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $15.63       $12.73    $10.01    $11.31     $ 9.26
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                 (0.05)       (0.07)    (0.05)     0.00*      0.03
 Net realized and unrealized gain (loss)      (2.77)        3.80      3.49     (0.75)      2.52
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (2.82)        3.73      3.44     (0.75)      2.55
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           --           --        --     (0.03)     (0.06)
 Net realized gains                           (1.19)       (0.83)    (0.72)    (0.52)     (0.44)
------------------------------------------------------------------------------------------------
Total Distributions                           (1.19)       (0.83)    (0.72)    (0.55)     (0.50)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $11.62       $15.63    $12.73    $10.01     $11.31
------------------------------------------------------------------------------------------------
Total Return                                 (19.16)%      30.59%    36.00%    (6.79)%    28.62%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $1,354,078   $1,322,865  $884,088  $716,239   $930,436
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                      1.83%        1.84%     1.94%     1.92%      1.90%
 Net investment income (loss)                 (0.37)       (0.50)    (0.42)     0.04       0.38
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          42%          38%       43%       41%        46%
------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
 *Amount represents less than $0.01 per share.


29 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class L Shares                           2001/(1)/  2000/(1)/ 1999/(1)/ 1998/(1)(2)/     1997
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $15.62     $12.73    $10.01       $11.30    $ 9.26
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)               (0.05)     (0.07)    (0.05)        0.00*     0.03
 Net realized and unrealized gain (loss)    (2.77)      3.79      3.49        (0.74)     2.51
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (2.82)      3.72      3.44        (0.74)     2.54
----------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                         --         --        --        (0.03)    (0.06)
 Net realized gains                         (1.19)     (0.83)    (0.72)       (0.52)    (0.44)
----------------------------------------------------------------------------------------------
Total Distributions                         (1.19)     (0.83)    (0.72)       (0.55)    (0.50)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $11.61     $15.62    $12.73       $10.01    $11.30
----------------------------------------------------------------------------------------------
Total Return                               (19.17)%    30.51%    36.00%       (6.70)%   28.52%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $713,921   $265,713   $84,402      $57,367   $71,874
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    1.82%      1.86%     1.95%        1.93%     1.92%
 Net investment income (loss)               (0.38)     (0.47)    (0.43)        0.03      0.36
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        42%        38%       43%          41%       46%
----------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)On June 12, 1998, Class C shares were renamed Class L shares.
 *Amount represents less than $0.01 per share.


30 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class Y Shares                           2001/(1)/  2000/(1)/ 1999/(1)/ 1998/(1)/      1997
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $16.07     $12.93   $10.10     $11.40      $9.32
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.11       0.08     0.09       0.12       0.14
 Net realized and unrealized gain (loss)    (2.88)      3.89     3.52      (0.74)      2.54
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (2.77)      3.97     3.61      (0.62)      2.68
-------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                         --         --    (0.06)     (0.16)     (0.16)
 Net realized gains                         (1.19)     (0.83)   (0.72)     (0.52)     (0.44)
-------------------------------------------------------------------------------------------
Total Distributions                         (1.19)     (0.83)   (0.78)     (0.68)     (0.60)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $12.11     $16.07   $12.93     $10.10     $11.40
-------------------------------------------------------------------------------------------
Total Return                               (18.27)%    32.04%   37.57%     (6.78)%    30.06%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $67,717    $80,740  $80,984    $62,551   $108,578
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    0.71%      0.75%    0.82%      0.79%      0.78%
 Net investment income                       0.76       0.56     0.71       1.15       1.48
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        42%        38%      43%        41%        46%
-------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

 Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended September 30, 2001:

    . Total long-term capital gain distributions paid of $221,891,799.


31 Smith Barney Fundamental Value Fund Inc. | 2001 Annual Report to Shareholders

 Report of Independent Accountants

To the Board of Directors and Shareholders of Smith Barney Fundamental Value Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Smith Barney Fundamental Value Fund Inc. ("Fund") at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended September 30, 2000 and the financial highlights for each of the four years in the period then ended were audited by other independent accountants whose report dated November 10, 2000, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
November 13, 2001


32 Smith Barney Fundamental Value Fund Inc  | 2001 Annual Report to Shareholders

                                 SMITH BARNEY
                          FUNDAMENTAL VALUE FUND INC.



            DIRECTORS                   INVESTMENT ADVISER
            Lloyd J. Andrews            AND ADMINISTRATOR
            Robert M. Frayn, Jr.        Smith Barney Fund
            Leon P. Gardner               Management LLC
            David E. Maryatt
            Heath B. McLendon, Chairman DISTRIBUTORS
            Frederick O. Paulsell       Salomon Smith Barney Inc.
            Jerry A. Viscione           PFS Distributors, Inc.
            Julie W. Weston
                                        CUSTODIAN
            OFFICERS                    PFPC Trust Company
            Heath B. McLendon
            President and               TRANSFER AGENT
            Chief Executive Officer     Citi Fiduciary Trust Company
                                        125 Broad Street, 11th Floor
            Lewis E. Daidone            New York, New York 10004
            Senior Vice President
            and Treasurer               SUB-TRANSFER AGENT
                                        PFPC Global Fund Services
            John G. Goode               P.O. Box 9699
            Vice President and          Providence, Rhode Island
            Investment Officer          02940-9699

            Peter Hable
            Investment Officer

            Irving P. David
            Controller

            Christina T. Sydor
            Secretary

   Smith Barney Fundamental Value Fund Inc.



 This report is submitted for the general information of shareholders of Smith Barney Fundamental Value Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after December 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY FUNDAMENTAL VALUE FUND INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



          SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD00283 11/01